SUPPLEMENT DATED SEPTEMBER 30, 2026 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco International Small-Mid Company Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
1. The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Investment Sub-Adviser: Invesco Asset Management Limited (Invesco Asset Management or the Sub-Adviser)
Portfolio Managers	Title	Length of Service on the Fund
Andrey Belov, PhD	Portfolio Manager	2024

Michael Oliveros, CFA	Portfolio Manager	2026

2. The following information replaces in its entirety the second paragraph appearing under the heading “Fund Management – The Adviser(s)” in the Statutory Prospectuses:
Sub-Advisers. Invesco Asset Management Limited (Invesco Asset Management) serves as the Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom. Invesco Asset Management has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year Invesco Asset Management was incorporated. Invesco Asset Management provides portfolio management services to the Fund.
In addition, Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI.
3. The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectuses:
Investment management decisions for the Fund are made by the investment management teams at Invesco and Invesco Asset Management.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Andrey Belov, PhD, Portfolio Manager, who has been responsible for the Fund since 2024 and has been associated with Invesco and/or its affiliates since 2020.
▪
Michael Oliveros, CFA, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco Asset Management and/or its affiliates since 2023. Prior to joining Invesco Asset Management, Mr. Oliveros was Director of Global Equities at M&G Investments from 2011 to 2023.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
4. David Nadel will no longer serve as a Portfolio Manager of the Fund. All references to Mr. Nadel in the Summary and Statutory Prospectuses and SAI are hereby removed.
O-ISMC-SUMSTATSAI-SUP 093026